EXHIBIT 23.1





                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 1999, in the Registration Statement (Form
S-1 No. 333-     ) and related Prospectus of BTI Telecom Corp. dated July 16,
1999.


                                                /s/ Ernst & Young LLP


Raleigh, North Carolina
July 15, 1999